EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2025 RESULTS

DALLAS – May 7, 2025 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2025. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2025 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2025 with the first quarter ended March 31, 2024 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2025 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 4.2% over the prior year quarter to $404. Comparable ADR increased 4.5% over the prior year quarter to $626 and Comparable Occupancy decreased 0.3% over the prior year quarter to 64.6%.
•Net loss attributable to common stockholders for the quarter was $(2.5) million or $(0.04) per diluted share.
•Adjusted funds from operations (AFFO) was $0.40 per diluted share for the quarter.
•Adjusted EBITDAre was $63.0 million for the quarter.
•Comparable Hotel EBITDA was $70.8 million for the quarter, reflecting an increase of 5.3% over the prior year quarter.
•The Company ended the quarter with cash and cash equivalents of $81.7 million and restricted cash of $54.5 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $25.5 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 42.3% at the end of the first quarter.
•Capex invested during the quarter was $15.3 million.
•During the quarter, the Company redeemed approximately $26.2 million of its non-traded preferred stock in cash.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company extended its mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe.

BHR Reports First Quarter Results

May 7, 2025
•During the quarter, the Company closed on a refinancing involving five hotels, which addressed its final 2025 debt maturity and reduced interest costs.
•Subsequent to quarter end, the Company announced plans to transition the 415-room Sofitel Chicago Magnificent Mile to a franchise structure.
SOFITEL CHICAGO MAGNIFICENT MILE
In April 2025, the Company announced plans to transition the 415-room Sofitel Chicago Magnificent Mile to a franchise structure. Under the franchise structure, the hotel will continue to be the Sofitel Chicago Magnificent Mile but will be managed by Remington Hospitality under the existing terms of its Master Hotel Management Agreement with Braemar. The conversion to a franchise was completed in early May 2025. There is no required property improvement plan associated with the conversion, but the Company does plan to renovate the lobby, restaurant, and meeting space over the next two years.
CAPITAL STRUCTURE
As of March 31, 2025, the Company had total assets of $2.1 billion and $1.2 billion of loans of which $27.7 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton. The Company’s total combined loans had a blended average interest rate of 7.1%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 23% of the Company’s consolidated debt is effectively fixed and approximately 77% is effectively floating.
During the quarter, the Company successfully extended its mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe. The loan had an initial maturity date in January of 2025 and continues to have a final maturity date in January of 2026. The loan has been extended with a paydown of $10 million and the spread on the loan is now SOFR + 3.25%.
During the quarter, the Company closed on a refinancing involving five hotels. The new loan totals $363 million and has a two-year initial term with three one-year extension options, subject to the satisfaction of certain conditions, taking the final maturity to 2030. The loan is interest only and provides for a floating interest rate of SOFR + 2.52%. The loan is secured by five hotels: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Sofitel Chicago Magnificent Mile, and The Ritz-Carlton Reserve Dorado Beach. The $363 million loan amount represents a 48.9% loan-to-value based on third-party appraisals completed by the lender. The appraisals valued the hotels at $742.2 million based on the sum of their “as-is” values. The new loan refinanced the $293.2 million loan secured by The Clancy, The Notary Hotel, Marriott Seattle Waterfront, and Sofitel Chicago Magnificent Mile which had an interest rate of SOFR + 2.66% and had a final maturity date in June of 2025 and the $62 million loan secured by The Ritz-Carlton Reserve Dorado Beach which had an interest rate of SOFR + 4.75% and had a final maturity date in March of 2026.
DIVIDENDS
On April 10, 2025, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company's common stock for the second quarter ending June 30, 2025. This dividend, which equates to an annual rate of $0.20 per share, will be paid on July 15, 2025, to stockholders of record as of June 30, 2025. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than

BHR Reports First Quarter Results

May 7, 2025
sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m extremely pleased with Braemar’s solid first quarter performance, highlighted by RevPAR growth of 4.2%,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “This marks our second consecutive quarter of RevPAR growth, which I believe reflects an important inflection point in our performance. During the quarter, we saw a significant boost from the presidential inauguration in Washington, D.C., as our urban hotel portfolio delivered impressive 11.3% RevPAR growth over the prior year quarter. Meanwhile, our resorts continued their upward recovery trajectory with nearly 2% RevPAR growth.” Mr. Stockton continued, “Operationally, we’re executing against our shareholder value creation plan and have now redeemed approximately $90 million of our non-traded preferred stock. Additionally, our conversion of the Sofitel Chicago Magnificent Mile from brand-managed to a franchise asset is expected to provide an immediate uplift in the value of the property due to the Sofitel brand remaining on the hotel and the management agreement with Remington being terminable on sale. We continue to believe the Braemar portfolio is well-positioned to outperform going forward.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, May 8, 2025, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Thursday, May 15, 2025, by dialing (609) 800-9909 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2025 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Thursday, May 8, 2025, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These

BHR Reports First Quarter Results

May 7, 2025
forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2025	December 31, 2024
ASSETS
Investments in hotel properties, gross	$2,257,665	$2,252,574
Accumulated depreciation	(487,720)	(473,888)
Investments in hotel properties, net	1,769,945	1,778,686
Cash and cash equivalents	81,689	135,465
Restricted cash	54,546	49,592
Investment in securities (amortized cost of $42,279 and $42,279, respectively)	42,394	41,535
Accounts receivable, net of allowance of $299 and $459, respectively	39,899	31,754
Inventories	4,662	4,664
Note receivable	8,434	8,283
Prepaid expenses	10,034	5,116
Deferred costs, net	75	75
Investment in OpenKey	145	145
Derivative assets	478	356
Other assets	22,548	19,538
Operating lease right-of-use assets	34,688	34,852
Intangible assets, net	3,030	3,125
Due from third-party hotel managers	25,462	22,873
Total assets	$2,098,029	$2,136,059

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,202,668	$1,210,018
Accounts payable and accrued expenses	136,090	143,566
Dividends and distributions payable	8,692	9,255
Due to Ashford Inc., net	3,511	4,267
Due to related parties, net	1,700	1,055
Due to third-party hotel managers	2,389	1,476
Operating lease liabilities	19,992	19,984
Other liabilities	27,290	24,268
Total liabilities	1,402,332	1,413,889

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	65,426	65,426
Series E redeemable preferred stock, $0.01 par value, 13,909,632 and 14,910,521 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	331,875	352,502
Series M redeemable preferred stock, $0.01 par value, 1,459,040 and 1,476,621 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	36,489	36,916
Redeemable noncontrolling interests in operating partnership	26,430	29,964
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
8.25% Series D cumulative preferred stock, 1,600,000 shares issued and outstanding at March 31, 2025 and December 31, 2024	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 67,046,523 and 66,607,823 shares issued and outstanding at March 31, 2025 and December 31, 2024, respectively	669	665
Additional paid-in capital	720,703	718,536
Accumulated other comprehensive income (loss)	95	(684)
Accumulated deficit	(482,575)	(477,804)
Total stockholders' equity of the Company	238,908	240,729
Noncontrolling interest in consolidated entities	(3,431)	(3,367)
Total equity	235,477	237,362
Total liabilities and equity	$2,098,029	$2,136,059

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
REVENUE
Rooms	$136,092	$138,552
Food and beverage	51,788	53,547
Other	27,940	26,980
Total hotel revenue	215,820	219,079
EXPENSES
Hotel operating expenses:
Rooms	28,219	28,264
Food and beverage	40,210	40,717
Other expenses	60,376	60,076
Management fees	6,910	6,976
Total hotel operating expenses	135,715	136,033
Property taxes, insurance and other	10,465	10,685
Depreciation and amortization	23,395	25,420
Advisory services fee:
Base advisory fee	3,576	3,327
Reimbursable expenses	3,001	2,265
Incentive fee	82	—
Stock/unit-based compensation	(48)	1,108
Corporate, general and administrative:
Stock/unit-based compensation	—	17
Other general and administrative	2,894	(2,243)
Total operating expenses	179,080	176,612
OPERATING INCOME (LOSS)	36,740	42,467
Equity in earnings (loss) of unconsolidated entity	—	(49)
Interest income	1,888	796
Interest expense	(22,695)	(25,180)
Amortization of loan costs	(2,132)	(1,311)
Write-off of loan costs and exit fees	(1,464)	(721)
Realized and unrealized gain (loss) on derivatives	(198)	932
INCOME (LOSS) BEFORE INCOME TAXES	12,139	16,934
Income tax (expense) benefit	(1,467)	(1,452)
NET INCOME (LOSS)	10,672	15,482
(Income) loss attributable to noncontrolling interest in consolidated entities	64	743
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	262	(296)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	10,998	15,929
Preferred dividends	(9,269)	(10,407)
Deemed dividends on redeemable preferred stock	(4,276)	(1,998)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,547)	$3,524

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.04)	$0.05
Weighted average common shares outstanding – basic	66,744	66,455
Diluted:
Net income (loss) attributable to common stockholders	$(0.04)	$0.05
Weighted average common shares outstanding – diluted	66,744	268,516
Dividends declared per common share	$0.05	$0.05

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
Net income (loss)	$10,672	$15,482
Interest expense and amortization of loan costs	24,827	26,491
Depreciation and amortization	23,395	25,420
Income tax expense (benefit)	1,467	1,452
Equity in (earnings) loss of unconsolidated entity	—	49
Company's portion of EBITDA of OpenKey	—	(57)
EBITDA and EBITDAre	60,361	68,837
Amortization of favorable (unfavorable) contract assets (liabilities)	107	119
Transaction and conversion costs	695	(5,627)
Write-off of loan costs and exit fees	1,464	721
Realized and unrealized (gain) loss on derivatives	198	(932)
Stock/unit-based compensation	(48)	1,127
Legal, advisory and settlement costs	144	1,947
Advisory services incentive fee	82	—
Adjusted EBITDAre	$63,003	$66,192
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2025	2024
Net income (loss)	$10,672	$15,482
(Income) loss attributable to noncontrolling interest in consolidated entities	64	743
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	262	(296)
Preferred dividends	(9,269)	(10,407)
Deemed dividends on redeemable preferred stock	(4,276)	(1,998)
Net income (loss) attributable to common stockholders	(2,547)	3,524
Depreciation and amortization on real estate (1)	22,676	24,180
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(262)	296
Equity in (earnings) loss of unconsolidated entity	—	49
Company's portion of FFO of OpenKey	—	(67)
FFO available to common stockholders and OP unitholders	19,867	27,982
Deemed dividends on redeemable preferred stock	4,276	1,998
Transaction and conversion costs	695	(5,627)
Write-off of premiums, loan costs and exit fees	1,464	721
Unrealized (gain) loss on derivatives	386	739
Stock/unit-based compensation	(48)	1,127
Legal, advisory and settlement costs	144	1,947
Interest expense accretion on refundable membership club deposits	151	165
Amortization of loan costs (1)	2,097	1,208
Advisory services incentive fee	82	—
Adjusted FFO available to common stockholders and OP unitholders	$29,114	$30,260
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.40	$0.42
Weighted average diluted shares	73,572	72,370
(1) Net of adjustment for noncontrolling interest in consolidated entities.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (9)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (10)	Comparable TTM Hotel EBITDA Debt Yield
BAML	The Ritz-Carlton Lake Tahoe	July 2025	January 2026	SOFR (1) + 3.25%	$—	$43,413	(2)	$43,413	$(8,360)	(19.3)%	$6,049	13.9%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2026	February 2027	SOFR (1) + 2.86%	—	70,500	(3)	70,500	1,143	1.6%	12,123	17.2%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(4)	407,000	32,923	8.1%	63,259	15.5%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(5)	140,000	(22)	—%	23,535	16.8%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(6)	110,600	(5,258)	(4.8)%	20,020	18.1%
JPMorgan Chase	See footnote	March 2027	March 2030	SOFR (1) + 2.52%	—	363,000	(7)	363,000	18,311	5.0%	59,182	16.3%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(5,349)	N/A	(1,544)	N/A
Total					$86,250	$1,134,513		$1,220,763	$33,388	2.7%	$182,624	15.0%
Percentage					7.1%	92.9%		100.0%
Weighted average interest rate (8)					4.50%	7.27%		7.07%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    SOFR rate was 4.32% at March 31, 2025.
(2)    This mortgage loan has one six-moth extension option subject to satisfaction of certain conditions
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in February 2025.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. Braemar holds a tranche of CMBS that has a par value of $42.2 million and a rate of SOFR +5.20%, which results in an effective interest rate on this mortgage loan of SOFR + 3.01%.
(5)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(7)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(8)    The weighted average interest rates are adjusted for in-the-money interest rate caps and the CMBS tranche.
(9)    The final maturity date assumes all available extension options will be exercised.
(10)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2025
(dollars in thousands)
(unaudited)

Lender	Hotels	2025	2026	2027	2028	2029	Thereafter	Total
BAML	The Ritz-Carlton Lake Tahoe	$—	$43,413	$—	$—	$—	$—	$43,413
Convertible Senior Notes	N/A	—	86,250	—	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	70,500	—	—	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	136,000	—	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	106,600	—	—	106,600
BAML	See footnote 1	—	—	—	—	407,000	—	407,000
JPMorgan Chase	See footnote 2	—	—	—	—	—	363,000	363,000
Principal due in future periods		$—	$129,663	$70,500	$242,600	$407,000	$363,000	$1,212,763
Scheduled amortization payments remaining		—	—	4,000	4,000	—	—	8,000
Total indebtedness		$—	$129,663	$74,500	$246,600	$407,000	$363,000	$1,220,763
(1)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(2)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$139,256	$—	$139,256	$141,435	$(6,295)	$135,140	(1.54)%	3.05%
RevPAR	$403.99	$—	$403.99	$368.09	$(175.58)	$387.90	9.75%	4.15%
Occupancy	64.58%	—%	64.58%	65.39%	(71.09)%	64.80%	(1.24)%	(0.34)%
ADR	$625.60	$—	$625.59	$562.93	$(246.97)	$598.60	11.13%	4.51%

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
Rooms revenue (in thousands)	$137,785	$—	$137,785	$139,573	$(6,295)	$133,278	(1.28)%	3.38%
RevPAR	$408.26	$—	$408.25	$370.26	$(175.58)	$390.72	10.26%	4.49%
Occupancy	65.20%	—%	65.20%	65.70%	(71.09)%	65.13%	(0.76)%	0.11%
ADR	$626.15	$—	$626.15	$563.56	$(246.97)	$599.89	11.11%	4.38%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2025, and not under renovation during the three months ended March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Hotel Yountville

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2025	2024	% Variance
Total hotel revenue	$218,409	$221,438	(1.37)%
Non-comparable adjustments	—	(11,740)
Comparable total hotel revenue	$218,409	$209,698	4.15%

Hotel net income (loss)	$36,757	$36,238	1.43%
Non-comparable adjustments	96	(2,703)
Comparable hotel net income (loss)	$36,853	$33,535	9.89%
Hotel net income (loss) margin	16.83%	16.36%	0.47%
Comparable hotel net income margin	16.87%	15.99%	0.88%

Hotel EBITDA	$70,741	$70,979	(0.34)%
Non-comparable adjustments	58	(3,771)
Comparable hotel EBITDA	$70,799	$67,208	5.34%
Hotel EBITDA margin	32.39%	32.05%	0.34%
Comparable hotel EBITDA margin	32.42%	32.05%	0.37%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$(88)	$671	(113.04)%
Hotel net income (loss) attributable to the Company and OP unitholders	$36,845	$35,567	3.59%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$36,916	$33,540	10.07%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,284	$1,975	(35.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$69,458	$69,004	0.66%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$69,501	$66,176	5.02%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2025	2024	% Variance
Total hotel revenue	$216,434	$218,973	(1.16)%
Non-comparable adjustments	—	(11,740)
Comparable total hotel revenue	$216,434	$207,233	4.44%

Hotel net income (loss)	$37,769	$36,704	2.90%
Non-comparable adjustments	96	(2,703)
Comparable hotel net income (loss)	$37,865	$34,001	11.36%
Hotel net income (loss) margin	17.45%	16.76%	0.69%
Comparable hotel net income margin	17.49%	16.41%	1.08%

Hotel EBITDA	$71,183	$71,002	0.25%
Non-comparable adjustments	58	(3,771)
Comparable hotel EBITDA	$71,241	$67,231	5.96%
Hotel EBITDA margin	32.89%	32.43%	0.46%
Comparable hotel EBITDA margin	32.92%	32.44%	0.48%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$(88)	$671	(113.04)%
Hotel net income (loss) attributable to the Company and OP unitholders	$37,857	$36,033	5.06%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$37,928	$34,006	11.54%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,284	$1,975	(35.00)%
Hotel EBITDA attributable to the Company and OP unitholders	$69,900	$69,027	1.26%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$69,943	$66,199	5.66%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2025, and not under renovation during the three months ended March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Hotel Yountville

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$10,805	$—	$10,805	$9,132	$—	$9,132	18.32%	18.32%
Total hotel revenue	$17,307	$—	$17,307	$15,457	$—	$15,457	11.97%	11.97%
Hotel net income (loss)	$(254)	$—	$(254)	$(19)	$—	$(19)	(1,236.84)%	(1,236.84)%
Hotel net income (loss) margin	(1.47)%		(1.47)%	(0.12)%		(0.12)%	(1.35)%	(1.35)%
Hotel EBITDA	$5,191	$—	$5,191	$4,128	$—	$4,128	25.75%	25.75%
Hotel EBITDA margin	29.99%		29.99%	26.71%		26.71%	3.28%	3.28%
Selected Operating Information:
RevPAR	$214.76	$—	$214.76	$180.03	$—	$180.03	19.29%	19.29%
Occupancy	70.73%	—%	70.73%	72.01%	—%	72.01%	(1.78)%	(1.78)%
ADR	$303.62	$—	$303.62	$250.00	$—	$250.00	21.45%	21.45%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$6,295	$(6,295)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$11,740	$(11,740)	$—	(100.00)%	—%
Hotel net income (loss)	$(96)	$96	$—	$2,703	$(2,703)	$—	(103.55)%	—%
Hotel net income (loss) margin	—%		—%	23.02%		—%	(23.02)%	—%
Hotel EBITDA	$(58)	$58	$—	$3,771	$(3,771)	$—	(101.54)%	—%
Hotel EBITDA margin	—%		—%	32.12%		—%	(32.12)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$175.58	$175.58	$—	(100.00)%	—%
Occupancy	—%	—%	—%	71.09%	71.09%	—%	(100.00)%	—%
ADR	$—	$—	$—	$246.97	$246.97	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$3,135	$—	$3,135	$3,374	$—	$3,374	(7.08)%	(7.08)%
Total hotel revenue	$4,318	$—	$4,318	$4,730	$—	$4,730	(8.71)%	(8.71)%
Hotel net income (loss)	$(3,557)	$—	$(3,557)	$(2,745)	$—	$(2,745)	(29.58)%	(29.58)%
Hotel net income (loss) margin	(82.38)%		(82.38)%	(58.03)%		(58.03)%	(24.35)%	(24.35)%
Hotel EBITDA	$(2,405)	$—	$(2,405)	$(1,616)	$—	$(1,616)	(48.82)%	(48.82)%
Hotel EBITDA margin	(55.70)%		(55.70)%	(34.16)%		(34.16)%	(21.54)%	(21.54)%
Selected Operating Information:
RevPAR	$83.93	$—	$83.93	$89.35	$—	$89.35	(6.07)%	(6.07)%
Occupancy	48.01%	—%	48.01%	52.68%	—%	52.68%	(8.86)%	(8.86)%
ADR	$174.84	$—	$174.84	$169.60	$—	$169.60	3.09%	3.09%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,288	$—	$2,288	$2,051	$—	$2,051	11.56%	11.56%
Total hotel revenue	$3,392	$—	$3,392	$3,020	$—	$3,020	12.32%	12.32%
Hotel net income (loss)	$(1,155)	$—	$(1,155)	$(1,220)	$—	$(1,220)	5.33%	5.33%
Hotel net income (loss) margin	(34.05)%		(34.05)%	(40.40)%		(40.40)%	6.35%	6.35%
Hotel EBITDA	$(219)	$—	$(219)	$(439)	$—	$(439)	50.11%	50.11%
Hotel EBITDA margin	(6.46)%		(6.46)%	(14.54)%		(14.54)%	8.08%	8.08%
Selected Operating Information:
RevPAR	$391.07	$—	$391.07	$346.78	$—	$346.78	12.77%	12.77%
Occupancy	48.72%	—%	48.72%	41.84%	—%	41.84%	16.44%	16.44%
ADR	$802.73	$—	$802.73	$828.78	$—	$828.78	(3.14)%	(3.14)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$7,854	$—	$7,854	$7,880	$—	$7,880	(0.33)%	(0.33)%
Total hotel revenue	$9,926	$—	$9,926	$9,775	$—	$9,775	1.54%	1.54%
Hotel net income (loss)	$5,122	$—	$5,122	$3,037	$—	$3,037	68.65%	68.65%
Hotel net income (loss) margin	51.60%		51.60%	31.07%		31.07%	20.53%	20.53%
Hotel EBITDA	$5,585	$—	$5,585	$5,457	$—	$5,457	2.35%	2.35%
Hotel EBITDA margin	56.27%		56.27%	55.83%		55.83%	0.44%	0.44%
Selected Operating Information:
RevPAR	$614.52	$—	$614.52	$609.80	$—	$609.80	0.77%	0.77%
Occupancy	79.77%	—%	79.77%	79.83%	—%	79.83%	(0.08)%	(0.08)%
ADR	$770.34	$—	$770.34	$763.92	$—	$763.92	0.84%	0.84%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,471	$—	$1,471	$1,862	$—	$1,862	(21.00)%	(21.00)%
Total hotel revenue	$1,975	$—	$1,975	$2,464	$—	$2,464	(19.85)%	(19.85)%
Hotel net income (loss)	$(1,012)	$—	$(1,012)	$(466)	$—	$(466)	(117.17)%	(117.17)%
Hotel net income (loss) margin	(51.24)%		(51.24)%	(18.91)%		(18.91)%	(32.33)%	(32.33)%
Hotel EBITDA	$(442)	$—	$(442)	$(23)	$—	$(23)	(1,821.74)%	(1,821.74)%
Hotel EBITDA margin	(22.38)%		(22.38)%	(0.93)%		(0.93)%	(21.45)%	(21.45)%
Selected Operating Information:
RevPAR	$204.30	$—	$204.30	$255.77	$—	$255.77	(20.12)%	(20.12)%
Occupancy	35.35%	—%	35.35%	49.26%	—%	49.26%	(28.24)%	(28.24)%
ADR	$577.99	$—	$577.99	$519.25	$—	$519.25	11.31%	11.31%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,824	$—	$13,824	$13,181	$—	$13,181	4.88%	4.88%
Total hotel revenue	$22,403	$—	$22,403	$22,582	$—	$22,582	(0.79)%	(0.79)%
Hotel net income (loss)	$7,087	$—	$7,087	$7,144	$—	$7,144	(0.80)%	(0.80)%
Hotel net income (loss) margin	31.63%		31.63%	31.64%		31.64%	(0.01)%	(0.01)%
Hotel EBITDA	$9,906	$—	$9,906	$9,875	$—	$9,875	0.31%	0.31%
Hotel EBITDA margin	44.22%		44.22%	43.73%		43.73%	0.49%	0.49%
Selected Operating Information:
RevPAR	$795.83	$—	$795.83	$750.53	$—	$750.53	6.04%	6.04%
Occupancy	80.09%	—%	80.09%	78.51%	—%	78.51%	2.01%	2.01%
ADR	$993.65	$—	$993.65	$955.94	$—	$955.94	3.94%	3.94%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$5,470	$—	$5,470	$4,496	$—	$4,496	21.66%	21.66%
Total hotel revenue	$7,682	$—	$7,682	$5,909	$—	$5,909	30.01%	30.01%
Hotel net income (loss)	$410	$—	$410	$(1,325)	$—	$(1,325)	130.94%	130.94%
Hotel net income (loss) margin	5.34%		5.34%	(22.42)%		(22.42)%	27.76%	27.76%
Hotel EBITDA	$1,706	$—	$1,706	$406	$—	$406	320.20%	320.20%
Hotel EBITDA margin	22.21%		22.21%	6.87%		6.87%	15.34%	15.34%
Selected Operating Information:
RevPAR	$121.80	$—	$121.80	$99.01	$—	$99.01	23.02%	23.02%
Occupancy	57.77%	—%	57.77%	52.13%	—%	52.13%	10.82%	10.82%
ADR	$210.84	$—	$210.84	$189.92	$—	$189.92	11.02%	11.02%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$9,745	$—	$9,745	$8,863	$—	$8,863	9.95%	9.95%
Total hotel revenue	$11,307	$—	$11,307	$10,707	$—	$10,707	5.60%	5.60%
Hotel net income (loss)	$1,440	$—	$1,440	$443	$—	$443	225.06%	225.06%
Hotel net income (loss) margin	12.74%		12.74%	4.14%		4.14%	8.60%	8.60%
Hotel EBITDA	$3,024	$—	$3,024	$2,661	$—	$2,661	13.64%	13.64%
Hotel EBITDA margin	26.74%		26.74%	24.85%		24.85%	1.89%	1.89%
Selected Operating Information:
RevPAR	$264.09	$—	$264.09	$237.54	$—	$237.54	11.18%	11.18%
Occupancy	67.83%	—%	67.83%	68.85%	—%	68.85%	(1.48)%	(1.48)%
ADR	$389.34	$—	$389.34	$345.01	$—	$345.01	12.85%	12.85%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$12,557	$—	$12,557	$14,168	$—	$14,168	(11.37)%	(11.37)%
Total hotel revenue	$29,884	$—	$29,884	$29,924	$—	$29,924	(0.13)%	(0.13)%
Hotel net income (loss)	$8,702	$—	$8,702	$9,243	$—	$9,243	(5.85)%	(5.85)%
Hotel net income (loss) margin	29.12%		29.12%	30.89%		30.89%	(1.77)%	(1.77)%
Hotel EBITDA	$10,553	$—	$10,553	$10,963	$—	$10,963	(3.74)%	(3.74)%
Hotel EBITDA margin	35.31%		35.31%	36.64%		36.64%	(1.33)%	(1.33)%
Selected Operating Information:
RevPAR	$505.52	$—	$505.52	$564.12	$—	$564.12	(10.39)%	(10.39)%
Occupancy	77.28%	—%	77.28%	79.43%	—%	79.43%	(2.71)%	(2.71)%
ADR	$654.12	$—	$654.12	$710.20	$—	$710.20	(7.90)%	(7.90)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$12,239	$—	$12,239	$11,604	$—	$11,604	5.47%	5.47%
Total hotel revenue	$19,415	$—	$19,415	$17,906	$—	$17,906	8.43%	8.43%
Hotel net income (loss)	$1,258	$—	$1,258	$533	$—	$533	136.02%	136.02%
Hotel net income (loss) margin	6.48%		6.48%	2.98%		2.98%	3.50%	3.50%
Hotel EBITDA	$4,992	$—	$4,992	$4,030	$—	$4,030	23.87%	23.87%
Hotel EBITDA margin	25.71%		25.71%	22.51%		22.51%	3.20%	3.20%
Selected Operating Information:
RevPAR	$743.12	$—	$743.12	$696.76	$—	$696.76	6.65%	6.65%
Occupancy	55.78%	—%	55.78%	59.73%	—%	59.73%	(6.61)%	(6.61)%
ADR	$1,332.22	$—	$1,332.22	$1,166.50	$—	$1,166.50	14.21%	14.21%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$4,581	$—	$4,581	$4,459	$—	$4,459	2.74%	2.74%
Total hotel revenue	$6,296	$—	$6,296	$5,703	$—	$5,703	10.40%	10.40%
Hotel net income (loss)	$(364)	$—	$(364)	$(838)	$—	$(838)	56.56%	56.56%
Hotel net income (loss) margin	(5.78)%		(5.78)%	(14.69)%		(14.69)%	8.91%	8.91%
Hotel EBITDA	$1,373	$—	$1,373	$895	$—	$895	53.41%	53.41%
Hotel EBITDA margin	21.81%		21.81%	15.69%		15.69%	6.12%	6.12%
Selected Operating Information:
RevPAR	$137.94	$—	$137.94	$132.80	$—	$132.80	3.87%	3.87%
Occupancy	61.56%	—%	61.56%	59.41%	—%	59.41%	3.62%	3.62%
ADR	$224.07	$—	$224.07	$223.52	$—	$223.52	0.25%	0.25%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$16,348	$—	$16,348	$16,813	$—	$16,813	(2.77)%	(2.77)%
Total hotel revenue	$24,376	$—	$24,376	$24,995	$—	$24,995	(2.48)%	(2.48)%
Hotel net income (loss)	$7,899	$—	$7,899	$8,733	$—	$8,733	(9.55)%	(9.55)%
Hotel net income (loss) margin	32.40%		32.40%	34.94%		34.94%	(2.54)%	(2.54)%
Hotel EBITDA	$9,313	$—	$9,313	$10,111	$—	$10,111	(7.89)%	(7.89)%
Hotel EBITDA margin	38.21%		38.21%	40.45%		40.45%	(2.24)%	(2.24)%
Selected Operating Information:
RevPAR	$1,009.11	$—	$1,009.11	$1,026.42	$—	$1,026.42	(1.69)%	(1.69)%
Occupancy	75.65%	—%	75.65%	76.61%	—%	76.61%	(1.25)%	(1.25)%
ADR	$1,333.95	$—	$1,333.95	$1,339.87	$—	$1,339.87	(0.44)%	(0.44)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,172	$—	$2,172	$2,289	$—	$2,289	(5.11)%	(5.11)%
Total hotel revenue	$3,138	$—	$3,138	$3,101	$—	$3,101	1.19%	1.19%
Hotel net income (loss)	$(1,377)	$—	$(1,377)	$(1,806)	$—	$(1,806)	23.75%	23.75%
Hotel net income (loss) margin	(43.88)%		(43.88)%	(58.24)%		(58.24)%	14.36%	14.36%
Hotel EBITDA	$(482)	$—	$(482)	$(423)	$—	$(423)	(13.95)%	(13.95)%
Hotel EBITDA margin	(15.36)%		(15.36)%	(13.64)%		(13.64)%	(1.72)%	(1.72)%
Selected Operating Information:
RevPAR	$168.78	$—	$168.78	$175.89	$—	$175.89	(4.04)%	(4.04)%
Occupancy	59.99%	—%	59.99%	67.22%	—%	67.22%	(10.76)%	(10.76)%
ADR	$281.34	$—	$281.34	$261.68	$—	$261.68	7.51%	7.51%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$22,480	$—	$22,480	$20,853	$—	$20,853	7.80%	7.80%
Total hotel revenue	$31,105	$—	$31,105	$28,730	$—	$28,730	8.27%	8.27%
Hotel net income (loss)	$7,218	$—	$7,218	$7,816	$—	$7,816	(7.65)%	(7.65)%
Hotel net income (loss) margin	23.21%		23.21%	27.21%		27.21%	(4.00)%	(4.00)%
Hotel EBITDA	$11,546	$—	$11,546	$10,274	$—	$10,274	12.38%	12.38%
Hotel EBITDA margin	37.12%		37.12%	35.76%		35.76%	1.36%	1.36%
Selected Operating Information:
RevPAR	$2,356.44	$—	$2,356.44	$2,161.79	$—	$2,161.79	9.00%	9.00%
Occupancy	71.89%	—%	71.89%	65.48%	—%	65.48%	9.79%	9.79%
ADR	$3,277.99	$—	$3,277.99	$3,301.56	$—	$3,301.56	(0.71)%	(0.71)%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$14,287	$—	$14,287	$14,115	$—	$14,115	1.22%	1.22%
Total hotel revenue	$25,885	$—	$25,885	$24,695	$—	$24,695	4.82%	4.82%
Hotel net income (loss)	$5,436	$—	$5,436	$5,005	$—	$5,005	8.61%	8.61%
Hotel net income (loss) margin	21.00%		21.00%	20.27%		20.27%	0.73%	0.73%
Hotel EBITDA	$11,158	$—	$11,158	$10,909	$—	$10,909	2.28%	2.28%
Hotel EBITDA margin	43.11%		43.11%	44.17%		44.17%	(1.06)%	(1.06)%
Selected Operating Information:
RevPAR	$755.96	$—	$755.96	$738.60	$—	$738.60	2.35%	2.35%
Occupancy	68.49%	—%	68.49%	64.62%	—%	64.62%	5.99%	5.99%
ADR	$1,103.81	$—	$1,103.81	$1,142.98	$—	$1,142.98	(3.43)%	(3.43)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2025	2025	2025	2024	2024	2024	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$103,348	$—	$103,348	$108,822	$(6,295)	$102,527	(5.03)%	0.80%
Total hotel revenue	$168,361	$—	$168,361	$175,831	$(11,740)	$164,091	(4.25)%	2.60%
Hotel net income (loss)	$40,459	$96	$40,555	$42,528	$(2,703)	$39,825	(4.87)%	1.83%
Hotel net income (loss) margin	24.03%		24.09%	24.19%		24.27%	(0.16)%	(0.18)%
Hotel EBITDA	$62,334	$58	$62,392	$64,928	$(3,771)	$61,157	(4.00)%	2.02%
Hotel EBITDA margin	37.02%		37.06%	36.93%		37.27%	0.09%	(0.21)%
Selected Operating Information:
RevPAR	$800.22	$—	$800.22	$653.82	$175.58	$785.13	22.39%	1.92%
Occupancy	69.64%	—%	69.64%	70.15%	71.09%	69.90%	(0.73)%	(0.37)%
ADR	$1,149.04	$—	$1,149.04	$931.97	$246.97	$1,123.27	23.29%	2.29%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$35,908	$—	$35,908	$32,613	$—	$32,613	10.10%	10.10%
Total hotel revenue	$50,048	$—	$50,048	$45,607	$—	$45,607	9.74%	9.74%
Hotel net income (loss)	$(3,702)	$—	$(3,702)	$(6,290)	$—	$(6,290)	41.14%	41.14%
Hotel net income (loss) margin	(7.40)%		(7.40)%	(13.79)%		(13.79)%	6.39%	6.39%
Hotel EBITDA	$8,407	$—	$8,407	$6,051	$—	$6,051	38.94%	38.94%
Hotel EBITDA margin	16.80%		16.80%	13.27%		13.27%	3.53%	3.53%
Selected Operating Information:
RevPAR	$166.59	$—	$166.59	$149.74	$—	$149.74	11.25%	11.25%
Occupancy	61.54%	—%	61.54%	61.75%	—%	61.75%	(0.34)%	(0.34)%
ADR	$270.69	$—	$270.69	$242.51	$—	$242.51	11.62%	11.62%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$139,256	$—	$139,256	$141,435	$(6,295)	$135,140	(1.54)%	3.05%
Total hotel revenue	$218,409	$—	$218,409	$221,438	$(11,740)	$209,698	(1.37)%	4.15%
Hotel net income (loss)	$36,757	$96	$36,853	$36,238	$(2,703)	$33,535	1.43%	9.89%
Hotel net income (loss) margin	16.83%		16.87%	16.36%		15.99%	0.47%	0.88%
Hotel EBITDA	$70,741	$58	$70,799	$70,979	$(3,771)	$67,208	(0.34)%	5.34%
Hotel EBITDA margin	32.39%		32.42%	32.05%		32.05%	0.34%	0.37%
Selected Operating Information:
RevPAR	$403.99	$—	$403.99	$368.09	$(175.58)	$387.90	9.75%	4.15%
Occupancy	64.58%	—%	64.58%	65.39%	(71.09)%	64.80%	(1.24)%	(0.34)%
ADR	$625.60	$—	$625.59	$562.93	$(246.97)	$598.60	11.13%	4.51%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$43,837	$—	$43,837
Total hotel revenue	$66,984	$—	$66,984
Hotel net income	$(5,257)	$—	$(5,257)
Hotel net income margin	(7.85)%		(7.85)%
Hotel EBITDA	$20,020	$—	$20,020
Hotel EBITDA margin	29.89%		29.89%
Selected Operating Information:
RevPAR	$214.85	$—	$214.85
Occupancy	78.34%	—%	78.34%
ADR	$274.27	$—	$274.27

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$9,205	$(9,205)	$—
Total hotel revenue	$16,161	$(16,161)	$—
Hotel net income	$92,107	$(92,107)	$—
Hotel net income margin	569.93%		—%
Hotel EBITDA	$5,275	$(5,275)	$—
Hotel EBITDA margin	32.64%		—%
Selected Operating Information:
RevPAR	$218.34	$(218.34)	$—
Occupancy	85.81%	(85.81)%	—%
ADR	$254.44	$(254.44)	$—

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,710	$—	$27,710
Total hotel revenue	$37,157	$—	$37,157
Hotel net income	$367	$—	$367
Hotel net income margin	0.99%		0.99%
Hotel EBITDA	$4,953	$—	$4,953
Hotel EBITDA margin	13.33%		13.33%
Selected Operating Information:
RevPAR	$182.93	$—	$182.93
Occupancy	71.44%	—%	71.44%
ADR	$256.07	$—	$256.07

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,975	$—	$14,975
Total hotel revenue	$20,513	$—	$20,513
Hotel net income	$941	$—	$941
Hotel net income margin	4.59%		4.59%
Hotel EBITDA	$4,657	$—	$4,657
Hotel EBITDA margin	22.70%		22.70%
Selected Operating Information:
RevPAR	$631.19	$—	$631.19
Occupancy	62.71%	—%	62.71%
ADR	$1,006.58	$—	$1,006.58

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,019	$—	$23,019
Total hotel revenue	$30,031	$—	$30,031
Hotel net income	$8,989	$—	$8,989
Hotel net income margin	29.93%		29.93%
Hotel EBITDA	$13,732	$—	$13,732
Hotel EBITDA margin	45.73%		45.73%
Selected Operating Information:
RevPAR	$444.12	$—	$444.12
Occupancy	71.33%	—%	71.33%
ADR	$622.67	$—	$622.67

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,955	$—	$10,955
Total hotel revenue	$14,221	$—	$14,221
Hotel net income	$1,329	$—	$1,329
Hotel net income margin	9.35%		9.35%
Hotel EBITDA	$3,536	$—	$3,536
Hotel EBITDA margin	24.86%		24.86%
Selected Operating Information:
RevPAR	$375.20	$—	$375.20
Occupancy	56.36%	—%	56.36%
ADR	$665.76	$—	$665.76

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,709	$—	$24,709
Total hotel revenue	$47,728	$—	$47,728
Hotel net income	$1,143	$—	$1,143
Hotel net income margin	2.39%		2.39%
Hotel EBITDA	$12,123	$—	$12,123
Hotel EBITDA margin	25.40%		25.40%
Selected Operating Information:
RevPAR	$350.76	$—	$350.76
Occupancy	56.84%	—%	56.84%
ADR	$617.11	$—	$617.11

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$29,616	$—	$29,616
Total hotel revenue	$38,229	$—	$38,229
Hotel net income	$7,744	$—	$7,744
Hotel net income margin	20.26%		20.26%
Hotel EBITDA	$13,250	$—	$13,250
Hotel EBITDA margin	34.66%		34.66%
Selected Operating Information:
RevPAR	$162.60	$—	$162.60
Occupancy	68.43%	—%	68.43%
ADR	$237.64	$—	$237.64

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
THE CLANCY
Selected Financial Information:
Rooms revenue	$30,902	$—	$30,902
Total hotel revenue	$36,989	$—	$36,989
Hotel net income	$(1,609)	$—	$(1,609)
Hotel net income margin	(4.35)%		(4.35)%
Hotel EBITDA	$6,096	$—	$6,096
Hotel EBITDA margin	16.48%		16.48%
Selected Operating Information:
RevPAR	$206.49	$—	$206.49
Occupancy	66.03%	—%	66.03%
ADR	$312.73	$—	$312.73

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$34,995	$—	$34,995
Total hotel revenue	$86,723	$—	$86,723
Hotel net income	$13,187	$—	$13,187
Hotel net income margin	15.21%		15.21%
Hotel EBITDA	$21,514	$—	$21,514
Hotel EBITDA margin	24.81%		24.81%
Selected Operating Information:
RevPAR	$347.38	$—	$347.38
Occupancy	61.88%	—%	61.88%
ADR	$561.38	$—	$561.38

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$29,669	$—	$29,669
Total hotel revenue	$52,254	$—	$52,254
Hotel net income	$(8,361)	$—	$(8,361)
Hotel net income margin	(16.00)%		(16.00)%
Hotel EBITDA	$6,049	$—	$6,049
Hotel EBITDA margin	11.58%		11.58%
Selected Operating Information:
RevPAR	$444.18	$—	$444.18
Occupancy	51.17%	—%	51.17%
ADR	$868.04	$—	$868.04

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$30,440	$—	$30,440
Total hotel revenue	$39,368	$—	$39,368
Hotel net income	$6,646	$—	$6,646
Hotel net income margin	16.88%		16.88%
Hotel EBITDA	$14,475	$—	$14,475
Hotel EBITDA margin	36.77%		36.77%
Selected Operating Information:
RevPAR	$226.00	$—	$226.00
Occupancy	73.53%	—%	73.53%
ADR	$307.37	$—	$307.37

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$44,578	$—	$44,578
Total hotel revenue	$73,756	$—	$73,756
Hotel net income	$8,478	$—	$8,478
Hotel net income margin	11.49%		11.49%
Hotel EBITDA	$19,821	$—	$19,821
Hotel EBITDA margin	26.87%		26.87%
Selected Operating Information:
RevPAR	$678.49	$—	$678.49
Occupancy	63.52%	—%	63.52%
ADR	$1,068.19	$—	$1,068.19

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$9,496	$—	$9,496
Total hotel revenue	$13,176	$—	$13,176
Hotel net income	$(5,349)	$—	$(5,349)
Hotel net income margin	(40.60)%		(40.60)%
Hotel EBITDA	$(1,544)	$—	$(1,544)
Hotel EBITDA margin	(11.72)%		(11.72)%
Selected Operating Information:
RevPAR	$181.94	$—	$181.94
Occupancy	65.17%	—%	65.17%
ADR	$279.17	$—	$279.17

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$56,305	$—	$56,305
Total hotel revenue	$84,595	$—	$84,595
Hotel net income	$5,163	$—	$5,163
Hotel net income margin	6.10%		6.10%
Hotel EBITDA	$20,409	$—	$20,409
Hotel EBITDA margin	24.13%		24.13%
Selected Operating Information:
RevPAR	$1,455.30	$—	$1,455.30
Occupancy	59.10%	—%	59.10%
ADR	$2,462.42	$—	$2,462.42

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$36,876	$—	$36,876
Total hotel revenue	$73,303	$—	$73,303
Hotel net income (loss)	$(23)	$—	$(23)
Hotel net income (loss) margin	(0.03)%		(0.03)%
Hotel EBITDA	$23,533	$—	$23,533
Hotel EBITDA margin	32.10%		32.10%
Selected Operating Information:
RevPAR	$481.11	$—	$481.11
Occupancy	54.69%	—%	54.69%
ADR	$879.76	$—	$879.76

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$285,286	$(9,205)	$276,081
Total hotel revenue	$499,285	$(16,161)	$483,124
Hotel net income	$122,953	$(92,107)	$30,846
Hotel net income margin	24.63%		6.38%
Hotel EBITDA	$130,649	$(5,275)	$125,374
Hotel EBITDA margin	26.17%		25.95%
Selected Operating Information:
RevPAR	$504.10	$—	$504.10
Occupancy	61.41%	—%	61.41%
ADR	$820.85	$—	$820.85

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$172,001	$—	$172,001
Total hotel revenue	$231,903	$—	$231,903
Hotel net income	$2,542	$—	$2,542
Hotel net income margin	1.10%		1.10%
Hotel EBITDA	$57,250	$—	$57,250
Hotel EBITDA margin	24.69%		24.69%
Selected Operating Information:
RevPAR	$196.76	$—	$196.76
Occupancy	71.44%	—%	71.44%
ADR	$275.41	$—	$275.41

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$457,287	$(9,205)	$448,082
Total hotel revenue	$731,188	$(16,161)	$715,027
Hotel net income	$125,495	$(92,107)	$33,388
Hotel net income margin	17.16%		4.67%
Hotel EBITDA	$187,899	$(5,275)	$182,624
Hotel EBITDA margin	25.70%		25.54%
Selected Operating Information:
RevPAR	$317.54	$(218.34)	$320.53
Occupancy	67.50%	(85.81)%	66.95%
ADR	$470.42	$(254.44)	$478.77
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025	2024	2024	2024	2024	2024	2024	2024	2024	2024
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$218,409	$—	$218,409	$175,217	$—	$175,217	$149,255	$(2,049)	$147,206	$188,307	$(14,112)	$174,195
Hotel net income (loss)	$36,757	$96	$36,853	$(3,126)	$114	$(3,012)	$77,832	$(88,360)	$(10,528)	$14,032	$(3,957)	$10,075
Hotel net income (loss) margin	16.83%		16.87%	(1.78)%		(1.72)%	52.15%		(7.15)%	7.45%		5.78%
Hotel EBITDA	$70,741	$58	$70,799	$41,030	$51	$41,081	$25,050	$(397)	$24,653	$51,078	$(4,987)	$46,091
Hotel EBITDA margin	32.39%		32.42%	23.42%		23.45%	16.78%		16.75%	27.12%		26.46%

Hotel net income (loss) % of total TTM	29.3%		110.4%	(2.5)%		(9.0)%	62.0%		(31.5)%	11.2%		30.2%
EBITDA % of total TTM	37.6%		38.8%	21.8%		22.5%	13.3%		13.5%	27.2%		25.2%

JV interests in Hotel net income (loss)	$(88)	$25	$(63)	$(2,357)	$29	$(2,328)	$22,091	$(22,090)	$1	$2,066	$(989)	$1,077
JV interests in EBITDA	$1,284	$14	$1,298	$940	$13	$953	$890	$(100)	$790	$3,211	$(1,246)	$1,965

	Actual	Non-comparable Adjustments	Comparable
	2025	2025	2025
	TTM	TTM	TTM
Total hotel revenue	$731,188	$(16,161)	$715,027
Hotel net income (loss)	$125,495	$(92,107)	$33,388
Hotel net income (loss) margin	17.16%		4.67%
Hotel EBITDA	$187,899	$(5,275)	$182,624
Hotel EBITDA margin	25.70%		25.54%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$21,712	$(23,025)	$(1,313)
JV interests in EBITDA	$6,325	$(1,319)	$5,006
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2025
(in thousands, except share price)
(unaudited)

March 31, 2025
Common stock shares outstanding	67,047
Partnership units outstanding (common stock equivalents)	6,879
Combined common stock shares and partnership units outstanding	73,926
Common stock price	$2.49
Market capitalization	$184,076
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$347,741
Series M redeemable preferred stock	$36,476
Indebtedness	$1,220,763
Joint venture partner's share of consolidated indebtedness	$(27,650)
Net working capital (see below)	$(99,530)
Total enterprise value (TEV)	$1,778,826

Cash and cash equivalents	$79,418
Restricted cash	$54,034
Accounts receivable, net	$38,697
Investment in securities	$42,395
Prepaid expenses	$9,789
Due from third-party hotel managers, net	$23,188
Total current assets	$247,521

Accounts payable, net & accrued expenses	$134,312
Dividends and distributions payable	$8,692
Due to affiliates, net	$4,987
Total current liabilities	$147,991

Net working capital*	$99,530
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2025
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Cameo Beverly Hills	143			x	x
Hotel Yountville	80	x	x	x	x
Park Hyatt Beaver Creek	193		x	x	x
Total		1	2	3	3
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2025 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2025	2024	2024	2024	March 31, 2025
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$36,757	$(3,126)	$77,832	$14,032	$125,495
Non-property adjustments	869	188	(86,124)	5	(85,062)
Interest income	(348)	(352)	(749)	(359)	(1,808)
Interest expense	8,385	17,229	9,106	10,510	45,230
Amortization of loan costs	588	559	584	571	2,302
Depreciation and amortization	23,395	23,541	25,078	24,694	96,708
Income tax expense (benefit)	526	440	(582)	322	706
Non-hotel EBITDA ownership expense	569	2,551	(95)	1,303	4,328
Hotel EBITDA including amounts attributable to noncontrolling interest	70,741	41,030	25,050	51,078	187,899
Non-comparable adjustments	58	51	(397)	(4,987)	(5,275)
Comparable hotel EBITDA	$70,799	$41,081	$24,653	$46,091	$182,624

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(254)	$(96)	$(3,557)	$(1,155)	$5,122	$(1,012)	$7,087	$410	$1,440	$8,702	$1,258	$(364)	$7,899	$(1,377)	$7,218	$5,436	$36,757	$(26,085)	$10,672
Non-property adjustments	3	—	—	—	—	—	—	—	—	—	—	—	—	—	866	—	869	(869)	—
Interest income	(36)	(4)	(1)	—	—	—	—	(27)	(64)	(28)	(7)	(27)	(96)	—	(8)	(50)	(348)	348	—
Interest expense	2,233	—	—	—	—	—	1,267	—	—	151	856	20	—	—	1,031	2,827	8,385	14,310	22,695
Amortization of loan cost	140	—	—	—	34	—	—	—	—	—	31	—	—	—	135	248	588	1,544	2,132
Depreciation and amortization	3,028	—	1,117	738	407	567	1,516	1,290	1,646	1,978	2,567	1,732	1,388	734	1,994	2,693	23,395	—	23,395
Income tax expense (benefit)	97	—	—	—	—	—	—	5	—	—	—	—	119	—	305	—	526	941	1,467
Non-hotel EBITDA ownership expense	(20)	42	36	198	22	3	36	28	2	(250)	287	12	3	161	5	4	569	(569)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,191	(58)	(2,405)	(219)	5,585	(442)	9,906	1,706	3,024	10,553	4,992	1,373	9,313	(482)	11,546	11,158	70,741	(10,380)	60,361
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,298)	14	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,284)	1,284	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,893	$(44)	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$69,458	$(9,096)	$60,361
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$70,799
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$5,191	$(58)	$(2,405)	$(219)	$5,585	$—	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$71,183
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$(219)	$5,585	$—	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$71,241
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(58)	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,334
Non-comparable adjustments	—	58	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58
Comparable hotel EBITDA	$—	$—	$—	$(219)	$5,585	$(442)	$9,906	$—	$—	$10,553	$4,992	$—	$9,313	$—	$11,546	$11,158	$62,392
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$5,191	$—	$(2,405)	$—	$—	$—	$—	$1,706	$3,024	$—	$—	$1,373	$—	$(482)	$—	$—	$8,407

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2025
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$5,191	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$5,191
JPMorgan Chase (see footnote 3)	—	—	(2,405)	—	—	—	—	1,706	3,024	—	—	1,373	—	—	11,546	—	15,244
BAML (see foonote 4)	—	—	—	(219)	5,585	(442)	—	—	—	10,553	—	—	9,313	—	—	—	24,790
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,906	—	—	—	—	—	—	—	—	—	9,906
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	4,992	—	—	—	—	—	4,992
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	11,158	11,158
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(482)	—	—	(482)
Total	$5,191	$—	$(2,405)	$(219)	$5,585	$(442)	$9,906	$1,706	$3,024	$10,553	$4,992	$1,373	$9,313	$(482)	$11,546	$11,158	$70,799
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Hotel Yountville

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,314)	$(114)	$(787)	$44	$3,021	$342	$(1,259)	$2,739	$(1,417)	$1,033	$(2,318)	$585	$1,635	$(1,694)	$2,083	$2,295	$(3,126)	$(18,641)	$(21,767)
Non-property adjustments	151	45	—	—	—	—	—	—	—	—	—	(8)	—	—	—	—	188	(188)	—
Interest income	(44)	(8)	—	—	—	—	—	(25)	(65)	(12)	(5)	(25)	(105)	—	(8)	(55)	(352)	352	—
Interest expense	10,049	—	—	—	—	—	1,361	—	—	151	1,132	20	—	—	1,496	3,020	17,229	7,362	24,591
Amortization of loan cost	46	—	—	—	33	—	—	—	—	—	40	—	—	—	198	242	559	1,287	1,846
Depreciation and amortization	3,066	—	1,121	675	445	519	1,420	1,346	1,815	1,964	2,254	1,739	1,889	702	1,896	2,690	23,541	—	23,541
Income tax expense (benefit)	(15)	(2)	—	—	—	—	—	(42)	—	—	—	—	162	—	337	—	440	(72)	368
Non-hotel EBITDA ownership expense	(129)	28	22	463	80	242	40	7	6	1,003	247	10	5	519	7	1	2,551	(2,551)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,810	(51)	356	1,182	3,579	1,103	1,562	4,025	339	4,139	1,350	2,321	3,586	(473)	6,009	8,193	41,030	(12,451)	28,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(953)	13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(940)	940	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,394	1,394
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(53)	(53)
Hotel EBITDA attributable to the Company and OP unitholders	$2,857	$(38)	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$40,090	$(10,170)	$29,920
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$41,081
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(51)	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,652
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$—	$—	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,703
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,810	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,810
JPMorgan Chase (see footnote 3)	—	—	356	—	—	—	—	4,025	339	—	—	2,321	—	—	6,009	—	13,050
BAML (see foonote 4)	—	—	—	1,182	3,579	1,103	—	—	—	4,139	—	—	3,586	—	—	—	13,589
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,562	—	—	—	—	—	—	—	—	—	1,562
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,350	—	—	—	—	—	1,350
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,193	8,193
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(473)	—	—	(473)
Total	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$41,081
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3	$88,360	$2,065	$1,022	$13	$994	$(1,102)	$1,851	$(650)	$(26)	$(2,638)	$3,430	$(3,620)	$(1,342)	$(3,554)	$(6,974)	$77,832	$(37,997)	$39,835
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	—	—	2,086	—	—	—	(86,124)	86,124	—
Interest income	(66)	(55)	1	—	—	—	—	(27)	(70)	(25)	(386)	(34)	(18)	—	(4)	(65)	(749)	749	—
Interest expense	—	—	—	—	709	—	1,471	—	—	151	1,215	20	710	—	1,592	3,238	9,106	17,026	26,132
Amortization of loan cost	—	—	—	—	116	—	—	—	—	—	39	—	—	—	192	237	584	1,195	1,779
Depreciation and amortization	3,287	179	1,130	745	467	444	1,310	1,386	1,991	1,871	2,246	2,612	2,292	671	1,843	2,604	25,078	—	25,078
Income tax expense (benefit)	2	27	—	—	—	—	—	6	—	—	—	—	(494)	—	(123)	—	(582)	(282)	(864)
Non-hotel EBITDA ownership expense	(63)	46	5	116	6	(5)	(32)	16	2	(621)	281	15	—	133	4	2	(95)	95	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,163	397	3,201	1,883	1,311	1,433	1,597	3,232	1,273	1,350	757	6,043	956	(538)	(50)	(958)	25,050	66,910	91,960
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(790)	(100)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(890)	890	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	80	80
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(76)	(76)
Hotel EBITDA attributable to the Company and OP unitholders	$2,373	$297	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,160	$67,804	$91,964
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$397	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,676
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$—	$—	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,279
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,163	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,163
JPMorgan Chase (see footnote 3)	—	—	3,201	—	—	—	—	3,232	1,273	—	—	6,043	—	—	(50)	—	13,699
BAML (see foonote 4)	—	—	—	1,883	1,311	1,433	—	—	—	1,350	—	—	956	—	—	—	6,933
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,597	—	—	—	—	—	—	—	—	—	1,597
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	757	—	—	—	—	—	757
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(958)	(958)
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(538)	—	—	(538)
Total	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,307	$3,957	$2,645	$1,030	$832	$1,005	$(3,583)	$2,744	$(983)	$3,478	$(4,662)	$2,995	$2,564	$(936)	$(583)	$(778)	$14,032	$(27,819)	$(13,787)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(48)	(110)	—	—	—	—	—	(19)	(55)	(93)	76	(34)	(9)	—	—	(67)	(359)	359	—
Interest expense	—	—	—	—	1,779	—	1,459	—	—	151	1,204	20	1,039	68	1,579	3,211	10,510	15,324	25,834
Amortization of loan cost	—	—	—	—	115	—	—	—	—	—	38	—	—	—	186	232	571	880	1,451
Depreciation and amortization	3,200	1,059	1,141	665	521	428	1,170	1,555	2,104	1,872	2,045	1,740	2,247	654	1,749	2,544	24,694	—	24,694
Income tax expense (benefit)	159	66	—	—	—	—	—	5	—	—	—	—	121	—	(29)	—	322	(436)	(114)
Non-hotel EBITDA ownership expense	238	15	15	115	10	8	12	1	394	64	244	16	5	163	3	—	1,303	(1,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,856	4,987	3,801	1,810	3,257	1,441	(942)	4,286	1,460	5,472	(1,050)	4,737	5,967	(51)	2,905	5,142	51,078	(13,000)	38,078
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,965)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,211)	3,211	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85	85
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(82)	(82)
Hotel EBITDA attributable to the Company and OP unitholders	$5,891	$3,741	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$47,867	$(9,786)	$38,081
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,987	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$28,989
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$—	$—	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$24,002
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$7,856	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,856
JPMorgan Chase (see footnote 3)	—	—	3,801	—	—	—	—	4,286	1,460	—	—	4,737	—	—	2,905	—	17,189
BAML (see foonote 4)	—	—	—	1,810	3,257	1,441	—	—	—	5,472	—	—	5,967	—	—	—	17,947
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(942)	—	—	—	—	—	—	—	—	—	(942)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,050)	—	—	—	—	—	(1,050)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,142	5,142
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(51)	—	—	(51)
Total	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by The Ritz-Carlton Reserve Dorado Beach, Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(19)	$2,703	$(2,745)	$(1,220)	$3,037	$(466)	$7,144	$(1,325)	$443	$9,243	$533	$(838)	$8,733	$(1,806)	$7,816	$5,005	$36,238	$(20,756)	$15,482
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(38)	(100)	—	—	—	—	—	(17)	(50)	(94)	71	(29)	(13)	—	—	(63)	(333)	333	—
Interest expense	—	—	—	—	1,774	—	1,461	—	—	165	1,207	20	1,030	695	434	3,215	10,001	15,179	25,180
Amortization of loan cost	—	—	—	—	113	—	69	—	—	—	37	—	—	46	61	226	552	759	1,311
Depreciation and amortization	4,137	1,090	1,123	607	517	418	1,199	1,696	2,212	1,696	1,923	1,750	2,227	594	1,710	2,521	25,420	—	25,420
Income tax expense (benefit)	46	64	—	—	—	—	—	5	—	—	—	—	302	—	249	—	666	786	1,452
Non-hotel EBITDA ownership expense	2	14	6	174	16	25	2	47	56	(47)	259	(8)	(2,168)	48	4	5	(1,565)	1,565	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,128	3,771	(1,616)	(439)	5,457	(23)	9,875	406	2,661	10,963	4,030	895	10,111	(423)	10,274	10,909	70,979	(2,134)	68,845
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,032)	(943)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,975)	1,975	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	49
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(57)	(57)
Hotel EBITDA attributable to the Company and OP unitholders	$3,096	$2,828	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$69,004	$(167)	$68,837
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$67,208
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,128	$3,771	$(1,616)	$(439)	$5,457	$—	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$71,002
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$(439)	$5,457	$—	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$67,231
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$—	$—	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$61,157
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at March 31, 2025, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Hotel Yountville